Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 690,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	105,639.00
Total Offset Amount	0.00
Net Fee	$ 105,639.00
Final Prospectus	false